UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  October 28, 2004
                                                --------------------------------


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
   (as depositor under the Pooling and Servicing Agreement to be entered into relating to the MASTR Adjustable Rate Mortgages Trust 2004-13
               Mortgage Pass-Through Certificates, Series 2004-13)
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                 333-106982                06-1204982
--------------------------------------------------------------------------------
     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)

1285 Avenue of the Americas, New York, New York                10019
--------------------------------------------------------------------------------
   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (212) 713-2000
                                                   -----------------------------




------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            On August 5, 2003, a registration statement on Form S-3 (the "Registration Statement") for Mortgage Asset Securitization Transactions, Inc. (the "Company") was declared effective. Attached as exhibits are certain Structural and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association (the "PSA")), and certain Computational Materials (as defined in the no-action letter issued by the staff of the Commission on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the PSA), furnished to the Company by UBS Securities LLC (the "Underwriter") in respect of the Company's proposed offering of certain classes of the MASTR Adjustable Rate Mortgages Trust 2004-13, Mortgage Pass-Through Certificates, Series 2004-13 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Structural and Collateral Term Sheets and Computational Materials by reference in the Registration Statement.

            Any statement or information contained in the attached Structural and Collateral Term Sheets and Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

--------------------------------------------------------------------------------
      99                                        Structural and Collateral Term
                                                Sheets and Computational
                                                Materials prepared by UBS
                                                Securities LLC in connection
                                                with certain classes of the
                                                MASTR Adjustable Rate
                                                Mortgages Trust 2004-13
                                                Mortgage Pass-Through
                                                Certificates, Series 2004-13
--------------------------------------------------------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


November 1, 2004

                                   By:    /s/ Glenn McIntyre
                                       ---------------------------------
                                       Name:  Glenn McIntyre
                                       Title: Associate Director


                                   By:    /s/ Steven Warjanka
                                       ---------------------------------
                                       Name:  Steve Warjanka
                                       Title: Director

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------
--------------------------------------------------------------------------------

99                      Structural and Collateral Term                 E
                        Sheets and Computational
                        Materials prepared by UBS
                        Securities LLC in connection with
                        certain classes of the MASTR
                        Adjustable Rate Mortgages Trust
                        2004-13 Mortgage Pass-Through
                        Certificates, Series 2004-13

--------------------------------------------------------------------------------





                                      -5-